Annual Report

Summit
Income
Funds

October 31, 1997

T. Rowe Price

Report Highlights

Summit Income Funds

o Bond yields declined on balance, while money market rates were essentially flat.

o The Summit Cash Reserves Fund's 2.71% and 5.33% returns for the 6- and 12-month periods were well ahead of its Lipper peer group's average gains, largely due to successful management of the fund's maturity structure.

o With a 6-month return of 4.83% and a 12-month gain of 6.73%, the Summit Limited-Term Bond Fund also outperformed its Lipper index by focusing on better-yielding corporate and mortgage-backed bonds.

o After a difficult first half, the Summit GNMA Fund turned in a strong 7.22% gain over the past six months. Its 6- and 12-month returns were ahead of its Lipper group's average.

o We believe the outlook for bonds is favorable if inflation remains subdued.

Fellow Shareholders

Over the 12 months ended October 31, 1997, bond prices appreciated as interest rates fell on balance. Much of the gain occurred during the last six months as inflation remained subdued despite strong economic growth. The domestic bond market also benefited from currency turmoil in the emerging markets as global investors found a safe haven in U.S. Treasury bonds. In this environment, the Summit Income Funds were able to consistently outperform their peers for both the 6- and 12-month periods.

Market Environment

Inflationary fears troubled the bond market for much of the year, as the economy showed signs of consistent, robust growth. Gross domestic product, a key measure of economic health, registered four consecutive quarters of more than 3% annualized growth through September 30. The Federal Reserve raised interest rates in March to slow the expansion; in the ensuing months, however, growth picked up while inflation seemed, unexpectedly, to decelerate. The Fed opted not to raise short-term interest rates again, but it remains somewhat skeptical that the factors restraining inflation are long-lasting.

Interest Rate Levels

                                5-Year
                 Current       Treasury        90-Day
               Coupon GNMA       Note       Treasury Bill

10/31/96          7.48           6.15           5.04
                  7.18            5.9           5.03
                   7.6           6.22           5.08

1/31              7.56           6.36           5.04
                  7.56           6.31           5.01
                  7.91           6.66           5.26

4/30              7.66           6.62           5.22
                  7.68            6.6           5.03
                  7.49           6.33           4.94

7/31                7              6            5.12
                  7.38           6.22           5.12
                  6.98           5.94           4.93

10/31/97          6.95           5.78           4.97

Treasury bonds were volatile throughout the fund's year. The Fed's March interest rate hike hurt returns, and various economic reports caused wide price swings. Finally, in late October, the collapse of several Southeast Asian currencies and subsequent decline in global financial markets increased demand for (and lowered the yields on) Treasuries. This flight to quality helped interest rates trend lower overall for the year. The 30-year Treasury bond yield, which began the fiscal year at 6.70%, peaked at 7.17% in April before ending at 6.15%. As a result, Treasuries outperformed mortgage-backed bonds (which suffer from increased prepayments when rates fall sharply) and lower-quality issues in October, after underperforming for most of the year.

Nonetheless, yield spreads between higher- and lower-quality bonds narrowed for the period as a whole. Investors have been willing to buy lower-quality, higher-yielding bonds in the belief that the strong economy would lead to credit quality upgrades. According to Moody's and Standard & Poor's, bond rating upgrades exceeded downgrades by a margin of more than three to one.

Only money market rates failed to make a significant move during the year, fluctuating within a narrow range.

Summit Cash Reserves Fund

Despite the interest rate hike in March and the sharp bond rally late in the period, 90-day Treasury bill rates varied only modestly throughout the year. Since May 31, 1997, rates on the 90-day Treasury bill changed by only six basis points (100 basis points equal one percent). This stability is reflected in the small change in the Summit Cash Reserves Fund's seven-day compound dividend yield, from 5.35% on April 30 to 5.41% at period's end.

Performance Comparison

Periods Ended 10/31/97           6 Months     12 Months
_________________________________________________________

Cash Reserves Fund                   2.71%         5.33%

Lipper Money Market
Funds Average                        2.46          4.87

We are pleased that during this generally flat market we were able to both elevate the fund's yield and outperform our peer group. Over the past 12 months, your fund's 5.33% return was substantially ahead of the 4.87% gain notched by the Lipper Money Market Funds Average.

The fund's performance was assisted by a comparatively low expense ratio, and we were also able to add value by managing the portfolio's maturity structure. After taking a generally cautious stance in the spring, when interest rates were rising, we used the past six months to extend the average maturity of the fund's holdings from 54 to 67 days. We accomplished this by owning several one-year instruments, which typically have higher yields than other money market instruments.

To counter the added interest rate risk of the one-year maturities, we maintained a significant stake in more defensive one-month instruments. This "barbell" portfolio allowed us to increase fund yield over the past six months, while rates overall were flat to slightly lower.
We shifted allocations among different types of investments during the period, but our overall strategy was basically unchanged. The fund remains heavily weighted toward bank certificates of deposit (CDs) and commercial paper, with a continued emphasis on banking and asset-backed securities.

Summit Limited-Term Bond Fund

The Summit Limited-Term Bond Fund posted a strong six-month performance, gaining 4.83% compared with a 4.69% return for the Lipper Short Intermediate Investment-Grade Debt Funds Average. That showing helped the fund to a 6.73% 12-month gain, which also exceeded the Lipper Average.

Performance Comparison

Periods Ended 10/31/97           6 Months     12 Months
_________________________________________________________

Limited-Term Bond Fund4.83%          6.73%

Lipper Short Intermediate
Investment-Grade
Debt Funds Average                   4.69          6.52

The fund's outperformance was largely due to a yield advantage over many of its competitors. Indeed, its yield increased modestly, despite the fact that intermediate-term interest rates trended down over the past six months. We were able to enhance yield by overweighting corporate and mortgage securities, which have higher yields than comparable government obligations.

The fund's mortgage-backed allocation was close to its level of six months ago. However, we significantly increased the fund's corporate allocation, to 58% on October 31 from 46% on April 30. This increase reflected our confidence in the corporate bond market in an environment where the U.S. economy is growing, inflation is low, and corporate profitability is high.

Most of the fund's corporate holdings are high quality, with 73% rated single A or better. However, the fund continues to apply T. Rowe Price's careful credit research to selective purchases of issues rated BBB and below. The fund carried a 20% stake in BBB issues, which are at the low end of investment grade. Seven percent of fund assets was in below-investment-grade issues that we believe have the potential to be upgraded.

Quality Diversification

    AAA      AA       A       BBB      BB    B and below

    42        7      24       20        6         1

The stock market correction of October 27 touched off a scramble for high-quality issues, causing BBB and BB holdings to underperform. Although we did not escape losses in these areas, our holdings in sectors such as utilities and banking held up relatively well. In addition, the higher income these issues provided helped compensate the fund for their weak October showing.

Weighted average duration was maintained in a fairly neutral band between 2.6 years and 2.8 years throughout the 12-month period. (Duration measures sensitivity of bond prices to changes in interest rates. For example, a fund with a duration of 3.0 years will rise or fall in price by 3% for every one percentage point decline or rise, respectively, in interest rates.) Our duration strategy was little changed for the year as it took a back seat to our efforts to enhance yield.

Summit GNMA Fund

Your fund's returns reflected the up-then-down pattern of interest rates for the year (and corresponding pattern of weak-then-strong total returns). In the first six months of the period, when interest rates were rising, gains were somewhat scarce. Since then, the market has been fertile, providing both relatively high yields and a beneficial decline in interest rates. For both the 6- and 12-month periods, results were strong, especially compared with the Lipper GNMA Funds Average. For the six months, the 7.22% return reflected an increase in the fund's share price from $9.49 to $9.83, plus income of $0.33 per share. Although we were able to take advantage of the market rally, declining rates again increased prepayment fears. Prepayments on mortgages come from two sources: mortgages being paid off as homeowners move into new homes, and refinancing of existing mortgages on the same residence. Of the two, prepayments from refinancings have fluctuated most widely; as rates fell over the past six months, refinancings picked up. New mortgage applications so far this year are behind last year's levels, meaning that supply in our market is becoming tighter.

Performance Comparison

Periods Ended 10/31/976 Months  12 Months
_________________________________________________________

GNMA Fund                            7.22%         9.17%

Lipper GNMA Funds Average            6.19          8.39

We attempted to work within the framework of lower interest rates and higher prepayment potential.

Throughout the past six months, we attempted to work within the framework of lower interest rates and higher prepayment potential. We held a diversified selection of GNMA securities-now at 90% of assets-which in aggregate offered a good balance between relatively high income and protection against prepayments. As noted in our last report, we have also been buying some less traditional mortgage and bond products that offer incrementally higher yield as well as prepayment protection. These include project loans, putable Tennessee Valley Authority issues, and mortgage-backed collateralized mortgage obligations (CMOs). Project loans are mortgages on commercial properties with clauses that prevent prepayments for up to 10 years. This feature means we can rely on a steadier flow of income and principal payments from the bonds. The TVA issues offer potential price appreciation if interest rates drop, and if rates rise our downside risk is limited because we can sell (put) them back to TVA at par value. Our CMOs have generally more predictable durations and offer a somewhat higher yield than conventional mortgage-backed issues.

Outlook

The seemingly contradictory environment of above-trend economic growth and declining inflation poses a dilemma for fixed income investors. Classic economic theory suggests that inflation must follow extended periods of strong growth. However, there is an equally compelling case for lower bond yields, given deflationary trends not seen since the 1950s. This argument holds that excess labor in the global economy will keep a lid on inflationary wage pressures; productivity will continue to increase due to enhancements in technology; and the demographics of an aging population will spur investments in fixed income. These trends, combined with a nearly balanced budget and global demand for U.S. Treasuries, could presage even lower interest rates down the road.
We believe that the outlook for the fixed income market is favorable as long as inflation remains subdued.

Respectfully submitted,

Peter Van Dyke
President
Summit Income Funds

November 19, 1997

Portfolio Highlights
Key statistics

                                       4/30/97    10/31/97
Summit Cash Reserves Fund
___________________________________________________________

Price Per Share                      $    1.00    $    1.00

Dividends Per Share

    For 6 months                          .025         .027

    For 12 months                         .050         .052

Dividend Yield (7-Day Compound) *         5.35%        5.41%
Weighted Average Maturity (days)            54           67
Weighted Average Quality **         First Tier   First Tier
(continued on next page)

T. Rowe Price Summit Income Funds

Portfolio Highlights

Key statistics

                                       4/30/97    10/31/97

Summit Limited-Term Bond Fund
___________________________________________________________

Price Per Share                      $    4.54    $    4.61

Dividends Per Share

    For 6 months                          0.14         0.15

    For 12 months                         0.29         0.29

Dividend Yield *

    For 6 months                          6.37%        6.55%

    For 12 months                         6.51         6.56

Weighted Average Maturity (years)          3.4          3.9

Weighted Average Effective
    Duration (years)                       2.6          2.7

Weighted Average Quality ***                AA          AA-

Summit GNMA Fund
____________________________________________________________

Price Per Share                      $    9.49    $    9.83

Dividends Per Share

    For 6 months                          0.33         0.33

    For 12 months                         0.67         0.67

Dividend Yield *

    For 6 months                         7.14%        6.90%

    For 12 months                         7.25         7.14

Weighted Average Maturity (years)          9.6         10.1

Weighted Average Effective
    Duration (years)                       5.3          3.9

Weighted Average Quality ***               AAA          AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.

T. Rowe Price Summit Income Funds

Portfolio Highlights

Sector Diversification

                                    Percent of   Percent of
                                    Net Assets   Net Assets
                                       4/30/97     10/31/97

Summit Cash Reserves Fund
____________________________________________________________

U.S. Negotiable Bank Notes                   6%           2%

Certificates of Deposit

     Domestic Negotiable CDs                 4            5

     Eurodollar Negotiable CDs              13           15

     U.S. Dollar Denominated Foreign
      Negotiable CDs                        13           19

Commercial Paper and Medium-Term
     Notes

     Banking                                 9           15

     Asset-Backed                           18           10

     Asset-Backed Structured Notes           5            8

     Finance and Credit                      8            7

     Broker-Dealers                          5            5

     All Other                              16           11

Foreign Government and Municipalities3            4

Other Assets Less Liabilities                -          - 1
____________________________________________________________

Total                                      100%         100%

Fixed Rate Obligations                      89           90

Floating Rate Instruments                   11           10

(continued on next page)

T. Rowe Price Summit Income Funds

Portfolio Highlights

Sector Diversification

                                    Percent of   Percent of
                                    Net Assets   Net Assets
                                       4/30/97     10/31/97

Summit Limited-Term Bond Fund
____________________________________________________________

Corporate Bonds and Notes

     Banking                                 9%          10%

     Utilities                               5           10

     Finance and Credit                      7            8

     Media and Communications                2            7

     Industrial                              7            5

     All Other                              16           18

Asset-Backed Securities                      4            2

Mortgage-Backed Securities                  25           24

U.S. Government Obligations

     U.S. Treasuries                        12            9

     Government Agency Obligations           3            4

Cash Equivalents

     Money Market Funds                      4            3

     Commercial Paper                        4            -

Other Assets Less Liabilities                2            -
____________________________________________________________

Total                                      100%         100%

Summit GNMA Fund
____________________________________________________________

GNMA                                 87%          90%

U.S. Government Agencies                    20           15

Short-Term Obligations                       3            3

Agency-Backed STRIPS                         1            1

Other Assets Less Liabilities             - 11          - 9

____________________________________________________________

Total                                      100%         100%

T. Rowe Price Summit Income Funds

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Summit Cash Reserves Fund

               Lipper Money Market       Summit Cash
                  Funds Average         Reserves Fund

10/29/93           $ 10,000              $   10,000
10/94                10,327                  10,360
10/95                10,876                  10,949
10/96                11,404                  11,521
10/97                11,959                  12,135

Summit Limited-Term Bond Fund

           Merrill Lynch    Lipper Short
             1-5 Year       Intermediate
            Corporate/       Investment-       Summit
            Government       Grade Debt     Limited-Term
               Index        Funds Average     Bond Fund

10/29/93    $  10,000        $  10,000        $ 10,000
10/94           9,995            9,815           9,929
10/95          11,043           10,849          10,659
10/96          11,696           11,444          11,244
10/97          12,506           12,190          12,001

Performance Comparison

Summit GMNA Fund

            Summit GNMA      Lipper GNMA    Salomon GNMA
               Fund         Funds Average       Index

10/29/93    $  10,000        $  10,000        $ 10,000
10/94           9,833            9,687           9,859
10/95          11,350           11,075          11,329
10/96          11,971           11,717          12,143
10/97          13,069           12,727          13,241

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.



Periods Ended                            Since    Inception
10/31/97         1 Year    3 Years   Inception         Date

Summit Cash
Reserves Fund  5.33%5.41%     4.95%           10/29/93

Summit
Limited-Term
Bond Fund           6.73      6.52        4.66     10/29/93

Summit GNMA Fund    9.17      9.95        6.91     10/29/93

Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The money fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.

T. Rowe Price Summit Cash Reserves Fund

For a share outstanding throughout each period
Financial Highlights

                      Year                         10/29/93
                     Ended                               to
                  10/31/97  10/31/96   10/31/95    10/31/94

NET ASSET VALUE

Beginning of
    period       $   1.000 $   1.000   $  1.000   $   1.000

Investment
activities
    Net invest-
    ment income      0.052     0.051      0.055       0.035

Distributions
    Net invest-
    ment income     (0.052)   (0.051)    (0.055)     (0.035)

NET ASSET VALUE

End of period    $   1.000 $   1.000   $  1.000   $   1.000
                  _________________________________________

Ratios/Supplemental Data

Total return          5.33%     5.23%      5.68%       3.60%

Ratio of expenses
to average net
assets           0.45%0.45%            0.45%      0.45%!

Ratio of net
investment income
to average
net assets            5.18%     5.09%      5.55%       4.03%!

Net assets, end
of period (in
thousands)      $1,303,120 $ 741,561   $433,464   $ 186,523

!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Limited-Term Bond Fund

Financial Highlights
For a share outstanding throughout each period

                      Year             10/29/93
                     Ended              through
                  10/31/97  10/31/96   10/31/95   10/31/94

NET ASSET VALUE

Beginning of
period$         4.60     $ 4.65    $   4.64   $   5.00

Investment
activities

    Net invest-
    ment income       0.29      0.30       0.32        0.33

    Net realized
    and unrealized
    gain (loss)       0.01     (0.05)      0.01       (0.36)

    Total from
    investment
    activities        0.30      0.25       0.33       (0.03)

Distributions

    Net invest-
    ment income      (0.28)    (0.29)     (0.31)      (0.33)

    Tax return of
    capital          (0.01)    (0.01)     (0.01)          -

    Total distri-
    butions          (0.29)    (0.30)     (0.32)      (0.33)

NET ASSET VALUE

End of period   $     4.61 $    4.60   $   4.65   $    4.64

Ratios/Supplemental Data

Total return          6.73%     5.48%      7.36%      (0.71)%

Ratio of expenses
to average net
assets          0.55% 0.55%            0.55%      0.55%!

Ratio of net
investment
income to average
net assets            6.28%     6.43%      6.85%       6.98%!

Portfolio
turnover rate         74.5%    116.1%      84.3%      296.0%!

Net assets, end
of period (in
thousands)      $   29,620 $  25,984   $ 27,004   $  21,116

!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit GNMA Fund

For a share outstanding throughout each period
Financial Highlights

                      Year                         10/29/93
                     Ended                          through
                  10/31/97  10/31/96   10/31/95   10/31/94

NET ASSET VALUE

Beginning of
period$         9.65     $ 9.81    $   9.15   $   10.00

Investment
activities

    Net invest-
    ment income       0.67      0.67       0.70        0.69

    Net realized
    and unreal-
    ized gain
    (loss)            0.18     (0.16)      0.66       (0.85)

    Total from
    investment
    activities        0.85      0.51       1.36       (0.16)

Distributions

    Net invest-
    ment income      (0.64)    (0.62)     (0.67)      (0.69)

    Tax return of
    capital          (0.03)    (0.05)     (0.03)          -

    Total distri-
    butions          (0.67)    (0.67)     (0.70)      (0.69)

NET ASSET VALUE

End of period   $     9.83 $    9.65   $   9.81   $    9.15

Ratios/Supplemental Data

Total return          9.17%     5.47%     15.43%      (1.67)%

Ratio of expenses
to average net
assets          0.60% 0.60%            0.60%      0.60%!

Ratio of net
investment
income to
average
net assets            6.91%     6.99%      7.40%       7.31%!

Portfolio
turnover rate        111.8%    136.1%     173.8%       61.5%!

Net assets,
end of period
(in thousands)  $   29,530 $  24,718   $ 22,777   $  17,184

!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Cash Reserves Fund

October 31, 1997

Statement of Net Assets

                                            Par       Value
                                              In thousands

BANK NOTES  3.1%

FCC National Bank, 5.59%,
    11/7/97                            $  6,000   $   6,000

First America Bank of
    Michigan, 6.15%, 3/27/98              4,900       4,898

First Tennessee Bank,
    6.08%, 6/5/98                         5,000       4,999

Key Bank NA, 5.50%, 11/20/97             10,000       9,998

National Bank of Commerce, VR,
    5.746%, 11/24/97                      5,250       5,254

Westpac Banking, 6.07%, 5/27/98           9,800       9,798

Total Bank Notes (Cost  $40,947)                     40,947

BANKERS' ACCEPTANCES  0.1%

Regions Bank
      5.58%, 2/5/98                       1,000         985

      5.60%, 2/18/98                      1,000         983

Total Bankers' Acceptances (Cost
    $1,968)                                           1,968

CERTIFICATES OF DEPOSIT  38.2%

Abbey National, (London), 5.59%,
    12/31/97                             36,000      36,002

ABN AMRO Bank, VR, 5.85%, 8/7/98         19,750      19,743

Bank of Montreal, 5.55%, 11/24/97        10,000      10,000

Bank of Nova Scotia
      5.60%, 11/13/97                     4,000       4,000

    (London), 5.55%, 11/3/97             10,000      10,000

Bank of Scotland, (London),
      5.63%, 12/29/97                    10,000      10,000

Banque Nationale de Paris
      6.11%, 6/3/98                       5,000       4,999

    (London), 5.60%, 12/18/97            10,000       9,998

Barclays Bank PLC, (London),
      5.63%, 1/20/98                     10,000      10,000

Bayerische Hypotheken, (London),
      5.60%, 12/2/97                     14,000      14,000

Bayerische Vereinsbank
      5.50%, 12/4/97                      5,000       4,998

    (London), 5.76%, 5/29/98             15,000      15,001

Branch Banking & Trust, 5.54%,
    11/24/97                             10,000      10,000

Canadian Imperial Bank of Commerce
      5.60%, 12/30/97                    24,000      24,001

      5.915%, 8/12/98                    10,000       9,997

Chase Manhattan Bank, 5.65%,
    4/6/98                             $  7,000   $   7,000

Commerzbank, 5.93%, 6/26/98               4,900       4,898

Credit Agricole Indosuez,
      5.70%, 2/2/98                      10,000      10,001

Credit Suisse, 6.25%, 4/10/98            10,000      10,000

First National Bank of Maryland,
      5.95%, 10/22/98                    10,000       9,995

Generale Bank, 5.96%, 6/18/98            14,000      13,997

Hessische Landesbank
      6.13%, 4/1/98 - 4/7/98             14,900      14,906

    (London), 5.57%, 11/28/97             5,000       5,000

MBNA America Bank N.A.,
      5.62%, 11/3/97                     25,000      25,000

National Bank of Canada,
      6.15%, 5/15/98                      5,000       4,999

National Westminster Bank PLC,
      5.66%, 2/11/98                     23,900      23,887

Nordeutsche Landesbank, (London),
      5.688%, 12/8/97                     3,000       3,000

Rabobank Nederland
      5.56%, 12/3/97                     10,000      10,000

    (London), 5.86%, 8/21/98             25,000      24,990

Royal Bank of Canada
      5.91%, 6/17/98                      9,900       9,894

      5.95%, 3/24/98                      5,000       4,998

Societe Generale
      5.56%, 12/3/97                      8,000       8,000

      5.61%, 11/3/97                      6,950       6,950

      5.65%, 1/15/98                     15,000      15,000

      5.80%, 2/3/98                       5,000       5,000

Sudwest Deutsche Landesbank,
    (London), 5.60%, 12/29/97            23,000      23,001

Svenska Handelsbank (London),
      5.63%, 11/17/97                    15,000      15,000

Toronto Dominion Bank
    (London)
      5.595%, 1/20/98                    10,000       9,999

      5.63%, 11/17/97                    10,000      10,000

      6.14%, 6/3/98                       5,000       5,000

Union Bank of California,
      5.80%, 10/6/98                     10,000      10,000
Westdeutsche Landesbank, 5.64%,
    12/19/97                             15,000      15,000

Total Certificates of Deposit
    (Cost  $498,254)                                498,254

COMMERCIAL PAPER  47.0%

Asset Securitization Cooperative
    4(2)
      5.50%, 12/4/97                   $ 15,600   $  15,521

      5.53%, 12/4/97                      7,000       6,965

Associates Finance Services of
    Puerto Rico
      5.53%, 11/17 - 12/16/97             6,655       6,619

Banque Nationale de Paris,
      5.52%, 11/14/97                    10,000       9,980

Caisse des Depots et Consignations
    4(2)
      5.51%, 11/7/97                     19,000      18,982

      5.54%, 11/18/97                     5,000       4,987

California Pollution Control,
      5.60%, 12/18/97                    15,000      15,000

Commonwealth Bank of Australia,
      5.50%, 12/4/97                      5,000       4,975

Corporate Asset Funding
    4(2)
      5.49%, 11/12/97                    10,000       9,983

      5.52%, 11/6/97                      7,000       6,995

Countrywide Home Loans
      5.52%, 11/10/97                    14,000      13,981

      5.53%, 11/13/97                     3,000       2,994

Creditanstalt Finance, 5.52%, 11/5/97    18,859      18,847

Cregem North America
      5.52%, 11/26/97                    13,000      12,950

      5.56%, 2/23/98                     24,700      24,265

Daimler-Benz North America,
      5.50%, 2/10/98                      5,000       4,923

Delaware Funding, 4(2),
      5.52%, 12/2/97                     15,000      14,929

Dover Funding
    4(2)
      5.51%, 11/4/97                      6,338       6,335

      5.52%, 11/4 - 11/18/97             15,250      15,234

Electronic Data Systems,
      5.52%, 11/18/97                     1,085       1,082

Falcon Asset Securitization,
      4(2), 5.52%, 12/17/97               6,250       6,206

Finova Capital, 5.53%,
    11/12 - 11/21/97                     11,400      11,373

France Telecom, 5.50%, 11/4/97            5,000       4,998

General Electric Capital,
      5.53%, 11/12/97                       708         707

General Motors Acceptance
    Corporation, 5.55%, 11/5/97           6,000       5,996

Golden Managers Acceptance,
      5.52%, 11/18/97                  $ 24,800   $  24,735

Halifax, 5.52%, 12/23/97                  1,115       1,106

Island Finance of Puerto Rico
      5.52%, 11/17 - 11/25/97            14,000      13,961

      5.53%, 11/14/97                    10,000       9,980

John Hancock Capital, 4(2),
      5.53%, 11/17/97                     4,120       4,110

Koch Industries, 5.75%, 11/3/97          10,000       9,997

Lloyds Bank PLC, 5.55%, 3/3/98           20,000      19,624

Market Street Funding, 5.54%,
    11/18 - 11/28/97                     21,850      21,784

Merrill Lynch
      5.50%, 12/10/97                     4,300       4,274

      5.52%, 11/13 - 11/17/97            10,180      10,159

      5.53%, 2/26/98                     10,950      10,753

Metropolitan Life Funding,
      5.52%, 11/18/97                     4,000       3,990

Morgan Stanley Group, 5.57%,
    1/22/98                              23,900      23,597

Novartis Finance, 5.53%,
    11/18 - 11/20/97                     13,750      13,713

Preferred Receivables Funding
      5.51%, 11/12/97                     3,700       3,694

      5.52%, 12/1/97 - 2/11/98           14,100      13,958

      5.53%, 11/17/97                    10,000       9,975

Progress Capital Holdings,
      5.51%, 11/14/97                    10,000       9,980

Province of Quebec, 5.50%, 3/9/98        10,000       9,804

Prudential Funding, 5.55%, 1/20/98        4,220       4,168

Queensland Treasury, 5.75%, 11/3/97       3,283       3,282

Repeat Offering Securitization
    4(2)
      5.54%, 11/24/97                     3,000       2,990

      5.55%, 11/28/97                    10,000       9,958

      5.58%, 11/28/97                     5,000       4,979

RTZ America, 4(2), 5.50%, 11/17/97       10,000       9,976

Safeco Credit, 5.61%, 12/12/97            5,000       4,968

Santander Finance (Delaware),
      5.53%, 12/3/97                     25,000      24,877

Statoil (Den Norske Stats
    Oljeselskap), 5.55%, 11/20/97         2,000       1,994

Svenska Handelsbanken
      5.52%, 11/14/97                     1,000         998

      5.75%, 11/13 - 11/14/97             3,950       3,942

Unifunding, 5.57%, 12/15/97               8,000       7,946

Westdeutsche Landesbank, 5.51%,
    11/13/97                           $ 40,000   $  39,926

Woolwich Building Society,
      5.50%, 1/20/98                     15,000      14,817

Yale University, 5.51%, 11/6 -
    11/19/97                             13,200      13,170

Total Commercial Paper (Cost
    $612,012)                                       612,012

MEDIUM-TERM NOTES  11.3%

American General Finance, 9.87%,
    11/10/97                              1,750       1,752

Chrysler Financial, 7.26%, 7/1/98         2,750       2,771
Ford Motor Credit
      6.05%, 3/31/98                      1,000       1,000

      7.125%, 12/1/97                     6,850       6,857

      8.00%, 12/1/97                      1,500       1,503

    VR, 5.907%, 11/3/97                   1,000       1,000

General Motors Acceptance
    Corporation, 7.85%, 11/17/97          1,050       1,051

Goldman Sachs Group
      5.625%, 11/18 - 11/20/97           15,000      15,000

      5.656%, 11/3/97                     5,000       5,000

Hydro Quebec, 7.12%, 12/19/97             1,000       1,001

International Lease Finance,
      8.05%, 2/3/98                       7,500       7,540

Mellon Financial, 6.50%, 12/1/97          2,600       2,601

Nationsbank, 6.625%, 1/15/98              1,500       1,503

Norwest Financial
      6.50%, 11/15/97                     4,000       4,001

      7.70%, 11/15/97                     1,270       1,271

PHH, 5.625%, 11/10/97                     9,850       9,850

Rabobank, 5.625%, 11/19/97               24,222      24,222

Short Term Card Account
    Trust, VR, (144a)
      5.645%, 11/17/97                   17,900      17,900

SMM Trust, VR, (144a), 5.656%,
    11/26/97                             24,000      24,000

Tiers Trust, VR, (144a),
      5.625%, 11/17/97                   16,900      16,900

Total Medium-Term Notes (Cost
    $146,723)                                       146,723

FUNDING AGREEMENTS  0.8%

General American Life Insurance,
      5.86%, 11/1/97!                    10,000      10,000

Total Funding Agreements (Cost
    $10,000)                                         10,000

Total Investments in Securities

100.5% of Net Assets (Cost $1,309,904) $1,309,904

Other Assets Less Liabilities                        (6,784)

NET ASSETS                                    $   1,303,120
                                              _____________

Net Assets Consist of:

Accumulated net realized gain/loss -
    net of distributions                                 13

Paid-in-capital applicable to
    1,303,106,399 shares of $0.0001
    par value capital stock outstanding;
    1,000,000,000 shares of the
    Corporation authorized                        1,303,107

NET ASSETS                                    $   1,303,120
                                              _____________

NET ASSET VALUE PER SHARE                     $        1.00
                                              _____________

     !   Private Placement
    VR   Variable Rate
  4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 4.5% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Limited-Term Bond Fund
October 31, 1997

Statement of Net Assets

                                     Par/Shares       Value
                                           In thousands

CORPORATE BONDS AND NOTES  56.6%

Banking  10.3%

ABN AMRO Bank (Chicago), N.V.,
      Gtd. Sub. Notes
         7.25%, 5/31/05                $    250   $     262

Banco Generale, Sr. Sub. Notes,
         7.70%, 8/1/02                      300         287

First National Bank Commerce
      (New Orleans), Sr. Notes
         6.50%, 1/14/00                     300         302

Greenpoint Bank, 6.70%, 7/15/02             250         251

Hartford National, Sub. Cap.
      Notes, 9.85%, 6/1/99                   50          53

Kansallis Osake Pankki (New York),
      Sub. Notes
         10.00%, 5/1/02                     250         285

Keycorp Institutional Capital,
      6.625%, 6/15/29                       325         328

Mercantile Safe Deposit & Trust,
      6.53%, 7/3/00                         300         303

Morgan Guaranty Trust, Sub. Notes,
      7.375%, 2/1/02                        250         261

National City Capital Trust I,
      6.75%, 6/1/99                         250         252

Union Planters, Sub. Notes,
      6.25%, 11/1/03                        225         222

Westamerica Banc, Sub. Notes,
      6.99%, 9/30/03                        250         254

                                                      3,060

Consumer Products  2.8%

Coca-Cola Femsa, 8.95%, 11/1/06             275         276

Grand Metropolitan Investment,
      Gtd. Notes, 6.50%, 9/15/99            250         252

Philip Morris, 7.25%, 9/15/01               300         309

                                                        837

Consumer Services  1.0%

Tenet Healthcare, Sr. Sub. Notes,
      8.625%, 1/15/07                       275         282

                                                        282

Finance and Credit  8.1%

American Annuity Group Capital Trust,
      7.25%, 9/25/01                        240         245

Aristar, Sr. Notes, 7.875%, 2/15/99         225         231

Ciesco, MTN, 7.38%, 4/19/00                 250         255

Contifinancial, Sr. Notes, 7.50%,
      3/15/02                               250         252

General Electric Capital, MTN,
      6.15%, 11/5/01                        350         350

Heller Financial, 7.875%, 11/1/99           220         227

HSBC Finance Nederland, Sub. Gtd.
      Notes, (144a)
         7.40%, 4/15/03                     270         282

Hutchison Whampoa Finance, (144a),
      6.95%, 8/1/07                         600         555

                                                      2,397

Industrials  4.7%

Eaton, 6.375%, 4/1/99                  $    500   $     503

General Motors Acceptance
      Corporation, MTN
         6.625%, 4/24/00                    300         303

Lockheed, Deb., 9.375%, 10/15/99             85          90

Lockheed Martin, Gtd. Notes,
         6.55%, 5/15/99                     215         217

Tenneco, 8.20%, 11/15/99                    270         280
                                                      1,393

Insurance  2.5%

Chubb, Deb., 8.75%, 11/15/99                125         129

Liberty Mutual Insurance, (144a),
         8.20%, 5/4/07                      300         325

USF&G, 7.00%, 5/15/98                       275         276

                                                        730

Investment Dealers  0.9%

Lehman Brothers, 6.75%, 5/24/99             250         253

                                                        253

Media and Communications  6.8%

Comcast Cable Communications, (144a),
         8.125%, 5/1/04                     300         321

Cox Communications, 8.875%, 3/1/01          245         262

Lucent Technologies, 6.90%, 7/15/01         250         256

NWCG Holdings, Sr. Secured Disc. Notes
         Zero Coupon, 6/15/99               300         272

TCI Communications, 8.65%, 9/15/04          600         662

Viacom, 6.75%, 1/15/03                      250         245

                                                      2,018

Petroleum  3.5%

Maxus Energy, MTN, 10.83%, 9/1/04           300         367

MCN Financing, 6.305%, 6/1/37               300         300

PDV America
      Sr. Notes
         7.25%, 8/1/98                      225         226

         7.875%, 8/1/03                     150         156

                                                      1,049

Retail  3.1%

Dayton Hudson, 9.40%, 2/15/01               275         299

Federated Department Stores,
      Sr. Notes, 8.50%, 6/15/03             300         328

Sears Roebuck & Co., MTN, 8.23%,
      5/4/99                                275         284

                                                        911

Transportation  3.3%

Delta Air Lines, Deb., 9.60%, 5/26 -
      6/1/00                           $    197   $     212

Federal Express, 6.25%, 4/15/98             250         251

Northwest Airlines, 8.375%, 3/15/04         250         260

Union Pacific, 7.00%, 6/15/00               250         255

                                                        978

Utilities  9.6%

Cleveland Electric, 7.19%, 7/1/00           250         254

Consumers Energy, 1st Ref. Mtg.
      Bonds, 6.875%, 5/1/98                 152         152

Long Island Lighting, Gen. Ref.
      Bonds, 9.75%, 5/1/21                  250         262

Midamerican Energy, Sr. Notes,
      6.50%, 12/15/01                       250         253

Orange & Rockland Utilities, Deb.,
      6.14%, 3/1/00                         250         250

Pacific Gas & Electric, 1st Mtg.
      Bonds, 8.75%, 1/1/01                  250         268

Potomac Capital, 6.80%, 9/12/01             300         302

Progress Capital Holdings, MTN,
      (144a), 6.88%, 8/1/01                 250         254

Public Service Electric & Gas,
      Mtg. Bonds, 8.875%, 6/1/03            325         363

System Energy Resources, 1st Mtg.
      Notes, 7.625%, 4/1/99                 275         280

Texas New Mexico Power, 1st Mtg.
      Bonds, 9.25%, 9/15/00                 200         213

                                                      2,851

Total Corporate Bonds and Notes
      (Cost  $16,647)                                16,759

WARRANTS  0.0%

President Casinos, (144a), 9/30/99 *!> 1          0

Total Warrants (Cost  $4)                                 0

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  24.4%

U.S. Government Agency Obligations  18.9%

Federal Home Loan Mortgage
         6.50%, 12/1/99                     275         277

         6.80%, 4/15/18                     300         302

         6.92%, 1/25/12                     240         242

         7.45%, 10/15/15                     20          20

         7.50%, 9/15/06                     375         382

         10.75%, 12/1/09                    144         158

Federal Home Loan Mortgage
      5 year balloon
         5.00%, 6/1/99                 $    237   $     237

         6.00%, 4/1/99                      321         321

      7 year balloon

         6.50%, 12/1/99                     498         502

         7.00%, 5/1/99                      404         407

      REMIC
         6.00%, 8/15/06                   1,000         998

         6.75%, 10/15/03                    500         505

         7.00%, 3/15/08                     311         315

Federal National Mortgage Assn.
         7.00%, 4/1/09                      372         379

         9.00%, 5/1/05                      355         364

      REMIC, 7.50%, 8/25/05                 174         177
                                                      5,586

U.S. Government Guaranteed Obligations  5.5%
Government National Mortgage Assn.
      I, 10.00%, 11/15/09 - 10/15/21        666         738

      II, 10.00%, 10/20/20                  160         175

      Midget, I
         9.00%, 4/15 - 12/15/01              59          61

         9.50%, 3/15/98                       3           3

         10.00%, 8/15/98 - 4/15/01          409         426

         10.50%, 2/15/98 - 2/15/01          239         244

                                                      1,647

Total U.S. Government Mortgage-Backed
      Securities (Cost  $7,191)                       7,233

U.S. GOVERNMENT OBLIGATIONS  12.7%

U.S. Government Agency Obligations  3.5%

Federal National Mortgage Assn.
         7.65%, 10/6/06                     500         512

      Deb., 6.15%, 12/14/01                 300         298

U.S. Department Housing & Urban
      Development Government
         6.49%, 8/1/07                      240         245

                                                      1,055

U.S. Treasury Obligations  9.2%

U.S. Treasury Notes
         6.375%, 4/30/99 - 8/15/02     $  1,090   $   1,113

         6.50%, 8/31/01 - 10/15/06        1,550       1,607

                                                      2,720

Total U.S. Government Obligations
      (Cost  $3,687)                                  3,775

ASSET-BACKED SECURITIES  2.2%

Auto-Backed  0.9%

Banc One Auto Grantor Trust, 6.27%,
      11/20/03                              264         265

USAA Auto Loan Grantor Trust, 5.00%,
      11/15/99                               11          11

                                                        276

Home Equity Loans-Backed  0.9%

Access Financial Mortgage Loan
      Trust, 6.90%, 5/18/11                 250         252

                                                        252

Receivables-Backed  0.4%

Harley Davidson Eaglemark, (144a),
      6.35%, 10/15/02                       125         125

                                                        125

Total Asset-Backed Securities
      (Cost  $650)                                      653

MUNICIPAL BONDS  0.3%

Taxable Municipal  0.3%

University of Miami, GO, 6.90%,
      4/1/04                                 85          87

Total Municipal Bonds (Cost  $85)                        87

MONEY MARKET FUNDS  3.4%

Reserve Investment Fund, 5.65%#           1,006       1,006

Total Money Market Funds (Cost  $1,006)           1,006

Total Investments in Securities

99.6% of Net Assets (Cost  $29,270)               $  29,513

Other Assets Less Liabilities                           107

NET ASSETS                                        $  29,620
                                                 __________
Net Assets Consist of:

Accumulated net investment income -
      net of distributions                        $    (134)

Accumulated net realized gain/loss -
      net of distributions                           (1,587)
Net unrealized gain (loss)                              243

Paid-in-capital applicable to
    6,429,037 shares of $0.0001 par
    value capital stock outstanding;
    1,000,000,000 shares of the
    Corporation authorized                           31,098

NET ASSETS                                        $  29,620
                                                  _________

NET ASSET VALUE PER SHARE                         $    4.61
                                                  _________

     !   Private Placement
     *   Non-income producing
     >   Securities contain some restrictions as to public resale.
     #   Seven-day yield
    GO   General Obligation
   MTN   Medium Term Note
 REMIC   Real Estate Mortgage Investment Conduit
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 5.9% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit GNMA Fund

October 31, 1997

Statement of Net Assets

                                            Par       Value
                                             In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  100.4%

U.S. Government Guaranteed
Obligations  95.0%

Government National Mortgage Assn.
    I
      6.50%, 3/15 - 5/15/26            $  2,229   $   2,206

      7.00%, 9/15/12 - 12/15/25           1,493       1,511

      7.50%, 6/15/22 - 5/15/24            1,708       1,758

      8.00%, 4/15/17 - 3/15/25            2,095       2,196

      8.50%, 6/15/16 - 3/15/27            3,917       4,136
      9.00%, 8/15/08 - 8/15/21              713         771

      9.50%, 6/15/09 - 7/15/20              631         690

      10.00%, 3/15/18                        75          83

      10.50%, 9/15/13 - 12/15/19            892       1,002

      11.00%, 12/15/09 - 7/15/19            165         188

      11.50%, 6/15 - 12/15/15                44          50

    II
      9.00%, 5/20/22 - 3/20/25              505         539

      9.50%, 2/20/17 - 12/20/20             242         262

      10.00%, 1/20/14 - 3/20/21             190         208

      11.00%, 9/20/17                        39          43

    GPM, I

      9.25%, 7/15/16 - 7/15/17               23          25

      9.50%, 7/15/09                         63          68

      10.00%, 8/15/13                         4           5

    Project Loan
      6.85%, 8/15/32                        404         409

      7.35%, 7/15/32                        169         177

      7.75%, 3/15/20                        302         322

      7.875%, 6/15/27                       459         491

      8.00%, 11/15/17                       404         436

      8.50%, 1/15/27                        199         209

    REMIC
      6.50%, 10/16/24                     3,000       2,834

      7.00%, 5/16/24                      3,000       3,022

      7.50%, 5/16/27                        970       1,018

Government National Mortgage Assn.
    TBA, I
      7.50%, 7/15/20                   $  1,000   $   1,023

      8.00%, 7/15/20                      1,000       1,038

U.S. Department of Veteran Affairs,
    REMIC, 6.75%, 8/15/20                 1,354       1,345

                                                     28,065

U.S. Government Agency Obligations  4.8%

Federal Home Loan Mortgage
      5.00%, 7/15/05                         37          37

      5.85%, 11/15/17                       232         232

Federal National Mortgage Assn.
      5.00%, 8/25/22                         16          15

      6.50%, 1/1/26                         454         448

    REMIC
      8.00%, 1/25/21                         18          18

      Inverse Floater, 11.681%,
         6/25/99                            606         661

                                                      1,411
Stripped Mortgage Securities  0.6%

Federal National Mortgage Assn.
    CMO, Interest Only, 8.50%,
      4/1/22 **                             619         154

    REMIC, Principal Only, Zero
      Coupon, 9/25/98                        16          15

                                                        169

Total U.S. Government Mortgage-Backed
    Securities (Cost  $28,679)                       29,645

U.S. GOVERNMENT OBLIGATIONS 5.2%

U.S. Government Agency Obligations  5.2%

Tennessee Valley Authority
      5.88%, 4/1/36                         500         520

      6.235%, 7/15/45                     1,000       1,020

Total U.S. Government Obligations
    (Cost  $1,504)                                    1,540

ASSET-BACKED SECURITIES  0.2%

Home Equity Loans-Backed  0.2%

Prudential Home Mortgage Securities,
      6.00%, 10/25/07                        53          53

Total Asset-Backed Securities
    (Cost  $53)                                          53

MONEY MARKET FUNDS  2.8%

Reserve Investment Fund, 5.65%#        $    820   $     820

Total Money Market Securities
    (Cost  $820)                                        820

Total Investments in Securities
108.6% of Net Assets (Cost  $31,056)              $  32,058

Other Assets Less Liabilities                        (2,528)

NET ASSETS                                        $  29,530
                                                  _________
Net Assets Consist of:

Accumulated net investment income -
    net of distributions                          $    (143)

Accumulated net realized gain/loss -
    net of distributions                               (484)

Net unrealized gain (loss)                            1,002

Paid-in-capital applicable to
    3,003,720 shares of $0.0001 par
    value capital stock outstanding;
    1,000,000,000 shares of the
    Corporation authorized                           29,155

NET ASSETS                                        $  29,530
                                                  _________

NET ASSET VALUE PER SHARE                         $    9.83
                                                  _________

    ** For Interest Only securities, amount represents notional principal, on which the fund receives interest
     #   Seven-day yield
   CMO   Collateralized Mortgage Obligation
   GPM   Graduated Payment Mortgage
Inverse
Floater Inverse Floating rate note; interest rate is inversely tied to a published index - rate shown reflects current rate at 10/31/97
 REMIC   Real Estate Mortgage Investment Conduit
   TBA To be announced security was purchased on a forward commitment basis; the aggregate liability for securities purchased under such agreements totaled $2,061,000 at 10/31/97
    VR   Variable Rate

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Income Funds

Statement of Operations

Cash Reserves Fund
Limited-Term
Bond Fund
GNMA
Fund
In thousands

                                       Limited-
                                      Term Bond
                       Cash Reserves       Fund   GNMA Fund

                                Year       Year        Year
                               Ended      Ended       Ended
                            10/31/97   10/31/97    10/31/97

Investment Income

Income

Interest income            $  58,935   $  1,853   $   2,013

Expenses

Investment management and
administrative                 4,707        149         161

Net investment income         54,228      1,704       1,852

Realized and Unrealized
    Gain (Loss)

Net realized gain (loss)
    on securities                  2       (98)       (229)

Change in net unrealized
    gain or loss on
    securities                     -        133         789

Net realized and unrealized
    gain (loss)                    2         35         560

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS     $  54,230   $  1,739   $   2,412

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Cash Reserves Fund

Statement of Changes in Net Assets
In thousands

                                           Year
                                          Ended
                                       10/31/97    10/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income              $ 54,228   $  30,193

    Net realized gain (loss)           2          6

    Change in net unrealized
      gain or loss                            -          61

    Increase (decrease) in net
      assets from operations           54,230     30,260

Distributions to shareholders
    Net investment income               (54,228)    (30,193)

Capital share transactions*
    Shares sold                       2,247,386   1,150,499

    Distributions reinvested           52,014     28,318

    Shares redeemed                  (1,737,843)   (870,787)

    Increase (decrease) in net
      assets from capital
      share transactions                561,557     308,030

Net Assets

Increase (decrease) during period       561,559     308,097

Beginning of period                     741,561     433,464

End of period                       $ 1,303,120   $ 741,561

                                   ________________________

*Share information
    Shares sold                       2,247,386   1,150,499

    Distributions reinvested        52,014        28,318

    Shares redeemed                  (1,737,843)   (870,787)

    Increase (decrease) in
      shares outstanding                561,557     308,030

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Limited-Term Bond Fund

Statement of Changes in Net Assets
In thousands

                                           Year
                                          Ended
                                       10/31/97   10/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income              $  1,704   $   1,685

    Net realized gain (loss)           (98)       (235)

    Change in net unrealized
      gain or loss                          133         (88)

    Increase (decrease) in net
      assets from operations           1,739      1,362

Distributions to shareholders
    Net investment income                (1,667)     (1,601)

    Tax return of capital                   (37)        (84)
    Decrease in net assets from
      distributions                      (1,704)     (1,685)

Capital share transactions*
    Shares sold                          12,694      14,004

    Distributions reinvested           1,325      1,266

    Shares redeemed                     (10,418)    (15,967)

    Increase (decrease) in net
      assets from capital
      share transactions                  3,601        (697)

Net Assets

Increase (decrease) during period         3,636      (1,020)

Beginning of period                      25,984      27,004

End of period                          $ 29,620   $  25,984
                                       ____________________

*Share information
    Shares sold                           2,771       3,032

    Distributions reinvested           290        275

    Shares redeemed                      (2,283)     (3,458)

    Increase (decrease) in shares
      outstanding                           778        (151)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit GNMA Fund

Statement of Changes in Net Assets
In thousands

                                           Year
                                          Ended
                                       10/31/97    10/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income              $  1,852   $   1,611

    Net realized gain (loss)           (229)      (274)

    Change in net unrealized
      gain or loss                          789         (68)

    Increase (decrease) in net
      assets from operations           2,412      1,269

Distributions to shareholders

    Net investment income                (1,777)     (1,495)

    Tax return of capital                   (75)       (116)

    Decrease in net assets from
      distributions                      (1,852)     (1,611)

Capital share transactions*

    Shares sold                          14,057      11,792

    Distributions reinvested           1,356      1,130

    Shares redeemed                     (11,161)    (10,639)

    Increase (decrease) in net
      assets from capital
      share transactions                  4,252       2,283

Net Assets

Increase (decrease) during period         4,812       1,941

Beginning of period                      24,718      22,777

End of period                          $ 29,530   $  24,718
                                       ____________________

*Share information
    Shares sold                           1,461       1,218

    Distributions reinvested           140        117

    Shares redeemed                      (1,160)     (1,094)

    Increase (decrease) in
      shares outstanding                    441         241

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Income Funds
October 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Summit Income Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Summit Cash Reserves Fund (the Cash Reserves Fund), the Summit Limited-Term Bond Fund (the Limited-Term Bond
Fund), and the Summit GNMA Fund (the GNMA Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on October 29, 1993.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Cash Reserves Fund, investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the bond funds with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Cash Reserves Fund are valued at amortized cost.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes.
Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, for the year ended October 31, 1997, were as follows:

                                Limited-Term           GNMA
                                   Bond Fund           Fund


U.S. government securities
    Purchases                  $   8,097,000  $  35,466,000
    Sales                      9,984,000      31,463,000

Other securities
    Purchases                     14,638,000        496,000
    Sales                      9,344,000      16,000

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Limited-Term Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $1,575,000, of which $1,016,000 expires in 2002, $354,000 in 2003, and $205,000 thereafter through
2005. The GNMA Fund has unused realized capital loss carryforwards for federal income tax purposes of $461,000, of which $187,000 expires in 2003, $142,000 in 2004, and $132,000 in 2005. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

                                Limited-Term           GNMA
                                   Bond Fund           Fund

Undistributed net
    realized gain                     37,000         75,000

Paid-in-capital                      (37,000)       (75,000)

At October 31, 1997, the aggregate costs of investments for the Cash Reserves, Limited-Term Bond, and GNMA Funds for federal income tax and financial reporting purposes were $1,309,904,000, $29,270,000, and $31,056,000, respectively. For the Cash Reserves Fund, amortized cost is equivalent to value; and for the Limited-Term Bond and GNMA Funds, net unrealized gain (loss) on investments was as follows:

                                Limited-Term           GNMA
                                   Bond Fund           Fund

Appreciated investments        $     333,000  $   1,040,000
Depreciated investments              (90,000)       (38,000
)
Net unrealized gain (loss)     $     243,000  $   1,002,000
                               ____________________________

Note 4 - Related Party Transactions

The investment management and administrative agreement between each fund and
T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $380,000 and $1,000 were payable at October 31, 1997, by the Cash Reserves and GNMA Funds, respectively. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Cash Reserves Fund, 0.55% of average daily net assets for the Limited-Term Bond Fund, and 0.60% of average daily net assets for the GNMA Fund. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by each fund.

The Limited-Term Bond and GNMA Funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Limited-Term Bond Fund and the GNMA Fund for the year ended October 31, 1997, totaled $11,000 and $8,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Summit Income Funds

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Summit Funds, Inc.
and Shareholders of T. Rowe Price Summit Cash Reserves Fund,
T. Rowe Price Summit Limited-Term Bond Fund and
T. Rowe Price Summit GNMA Fund

We have audited the accompanying statements of net assets of T. Rowe Price Summit Funds, Inc. (which includes T. Rowe Price Summit Cash Reserves Fund,
T. Rowe Price Summit Limited-Term Bond Fund and T. Rowe Price Summit GNMA
Fund) as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period October 29, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, referred to above, present fairly in all material respects, the financial position of
T. Rowe Price Summit Funds, Inc. as of October 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
November 21, 1997

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Summit Income Funds.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.
C10-050  10/31/97